SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                         Firetector Inc. (File No. 0-17580)
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules
14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 Firetector Inc.
                               209 Lafayette Drive
                                Syosset, NY 11791




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Firetector Inc., a Delaware corporation ("Firetector") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on March 8, 2001 at 11:00 a.m.

         At the meeting you will be asked to consider and vote upon (a) the election of five (5) Directors to Firetector's Board of Directors; (b) appointment of Marcum & Kliegman, LLP, as Firetector's Auditors for the fiscal year ending September 30, 2001; and (c) any other business that properly comes before the meeting or any adjournments or postponements thereof.

         Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.


                                                     Sincerely yours,



                                                     Joseph P. Vitale,
                                                     President and Chief
                                                     Operating Officer

                                 Firetector Inc.
                               209 Lafayette Drive
                                Syosset, NY 11791


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on March 8, 2001


To the Stockholders of
  Firetector Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Firetector Inc., a Delaware corporation ("Firetector") will be held at 11:00 a.m., local time, on March 8, 2001 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

     (a) To consider and vote upon the election of the Board of Directors consisting of five (5) persons to serve until the next annual meeting of the stockholders;

     (b) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman, LLP, as Firetector's independent auditors for the fiscal year ending September 30, 2001;

     (c) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only record holders of Common Stock at the close of business on February 7, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the secretary of the company in writing at any time before it has been voted at the Annual Meeting.


                                     By Order of the Board of Directors



                                     John A. Poserina
                                     Secretary, Firetector Inc.
February 9, 2001
Syosset, New York


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                                 FIRETECTOR INC.



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD March 8, 2001


         THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRETECTOR INC.

         If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Firetector Inc. at the address below or by voting by ballot at the Annual Meeting.

         The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, NY 11791. This proxy statement and the accompanying proxy are being sent to stockholders on or about February 9, 2001. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

         The Board has fixed the close of business on February 7, 2001 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 1,704,425 shares of Common Stock. The Common Stock is entitled to vote on the election of members of the Board of Directors, ratification of the appointment of independent auditors and other business as may properly come before the meeting or any adjournment thereof. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock.

                         ACTION TO BE TAKEN UNDER PROXY

         All proxies for holders of Common Stock in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein and for ratification of the appointment of independent auditors.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Five (5) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

         There were six meetings of the Board of Directors of the Company (or actions taken by unanimous consent of the Board in lieu of meetings) during the fiscal year ended September 30, 2000. All directors attended 75% or more meetings of the Board of Directors. Directors are not compensated for their service.

                                    NOMINEES

         The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                           DATE SERVICE
    NAME            AGE             OFFICE                 COMMENCED

Daniel S. Tamkin     41             Chairman, Chief        October 1990
                                    Executive Officer,
                                    General Counsel and
                                    Director, Audit
                                    Committee

Joseph Vitale        54             President, Chief       May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     60             Treasurer, Vice        January 1997
                                    President, Chief
                                    Financial Officer,
                                    and Director

Dennis P. McConnell  47             Director and           January 1997
                                    Audit Committee

Henry Schnurbach     48             Director and           October 1988
                                    udit Committee

     The Company's Bylaws allow the Board to fix the number of Board members between one and seven. The number has been fixed, at present, at five, but the Board can increase the number to seven at anytime without stockholder approval.

Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been a Vice President of Mirtronics and Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization controlled by a Director of Mirtronics. Since November 1992, Mr. Tamkin has been a director of Unicap Commercial Corporation, an Ontario corporation which is registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Since November 1998, Mr. Tamkin has been a Director and Chief Operating Officer of Ntex Incorporated, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey Systems Inc. since 1982. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, a NYSE listed company registered under the Exchange Act. Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin LLP, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President of Polyair Inter Pack Inc., an Ontario corporation traded on the Toronto Stock Exchange, and the holding company of CPC.

     There are no family relationships between any Director or Executive Officer of Firetector and any other Director or Executive Officer of Firetector.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board. There is no nominating or compensation committee of the Board of Directors nor is there any committee performing similar functions. Messrs. Tamkin, Schnurbach and McConnell comprise the audit committee of the Board of Directors.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 30, 2000, no Officer or Director of the Company, failed to file with the Securities and Exchange Commission on a timely basis a required report relating to transactions involving Common Stock owned by him. In making these statements, the Company has relied on the written representations of its directors, officers and 10% holders and copies of the reports that they have filed with the Commission.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at January 26, 2001 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.

         Common Stock Beneficially Owned At January 26, 2001

                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Mirtronics Inc.(1)                          993,211              46.6%
Genterra Capital Corporation                166,667               7.8%
Daniel S. Tamkin (2)                        127,733               7.8%
Joseph Vitale (3, 4)                         17,125                nil
Henry Schnurbach (4)                          5,167                nil
John A. Poserina (3, 5)                      21,667                nil
Dennis P. McConnell (4, 6)                    4,167                nil
All Executive Officers and
Directors as a Group (5 Persons)            175,859               7.0%
----------

(1) Includes 310,000 shares of Common Stock issuable upon conversion of debt owed to Mirtronics and convertible into shares of Common Stock. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". Address is 106 Avenue Road, Toronto, Ontario.

(2) Includes 10,833 shares of Common Stock issuable upon exercise of options granted by the Company and 96,900 options on shares held by Mirtronics. Address is 96 Spring Street, New York, NY.

(3)  Address is 209 Lafayette Drive, Syosset, NY 11791.

(4)  Issuable upon exercise of options granted by the Company.

(5) Includes 14,167 shares of Common Stock issuable upon exercise of options granted by the Company.

(6)  Address is 96 Spring Street, New York, NY.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1998, the Company and Mirtronics reached an agreement to reorganize the options, convertible debt and preferred stock held by Mirtronics so as to reduce the potential dilution of these securities by 366,667 shares of common stock. Under this agreement, Firetector redeemed the $675,000 of Convertible Preferred Stock and $170,000 of convertible debt for an aggregate price of $845,000. These securities were convertible into 563,333 shares of common stock. In satisfaction thereof, Firetector issued a $620,000 Convertible Note with interest at 10% (payable upon demand and convertible into 413,333 shares of common stock at a conversion price of $1.50 per share until December 31, 2002), and a $225,000 Note (without a convertible feature), with interest at 10%, payable upon demand. The foregoing notes are limited as to repayment based upon covenant requirements and borrowing availability under the terms of the Company's Credit Facility. Also in connection with this reorganization, Mirtronics exercised 613,333 options for common stock for an aggregate consideration of $552,000 and Firetector simultaneously repurchased and retired 216,667 of the newly issued shares for $552,000.

     In September 1998, the Company entered into a Debt Matching Agreement with Mirtronics whereby an aggregate of $508,619 due by Mirtronics to Firetector was applied to reduce the notes payable and interest due by Firetector to Mirtronics. As a consequence of this debt matching agreement, the $225,000 Non-Convertible note with interest of $13,870 was satisfied in full and the $620,000 Convertible Note with interest of $38,219 was reduced to a new balance of $392,973. In addition, the right to convert this note into 413,333 shares of common stock was surrendered in consideration for a new warrant to purchase 310,000 shares of common stock (the "1998 warrants"). These 1998 warrants are exercisable at anytime until December 31, 2003 at an exercise price of $1.02 per share.

     In 1985, Casey entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 2000, Casey paid $76,019 pursuant to the terms of the agreement.

     Management believes each of the foregoing transactions was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

     Daniel S. Tamkin, Chairman, Chief Executive Officer and General Counsel of Firetector, is also an officer of Mirtronics, Firetector's largest stockholder. Mr. Schnurbach, a Director of the Company, is a Director of Mirtronics.

                                   MANAGEMENT

     The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                    DATE SERVICE
  NAME                      AGE             OFFICE                   COMMENCED

Daniel S. Tamkin             41        Chairman, Chief             October 1990
                                       Executive Officer,
                                       General Counsel and
                                       Director

Joseph Vitale                54        President, Chief            May 1994
                                       Operating Officer
                                       and Director

John A. Poserina             60        Treasurer, Vice            January 1997
                                       President, Secretary,Chief
                                       Financial Officer,
                                       and Director

     Mr.  Tamkin   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Vitale   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2000, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's
President and Chief Operating Officer and John A. Poserina, the Company's Secretary and Treasurer; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                              LONG
                    ANNUAL COMPENSATION                 TERM COMPENSATION
                                                                   All Other
Year      Salary ($)       Bonus($)     Other($)      Option/SAR Compensation
- -----------------------------------------------------------------------------
Daniel S. Tamkin
2000      $74,000         $20,000       $5,600                        --
1999       73,500          10,000        6,600           (1)          --
1998       70,000            --          6,600                        --

Joseph Vitale
2000     $113,000         $30,000       $6,000                        --
1999      105,000          15,000        6,200           (2)          --
1998       98,000            -           6,200                        --

John A. Poserina
2000     $124,000         $30,000       $5,600                        --
1999      115,000          15,000        6,600           (3)          --
1998      113,000            -           6,600                        --
------

(1) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Tamkin in April, 1999.

(2) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Vitale in April, 1999.

(3) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Poserina in April, 1999.

-----------

     The following table details, as of September 30, 2000, the value of unexercised in-the-money options held by Daniel S. Tamkin, Joseph Vitale and John A. Poserina:

                        Number of Securities           Value of Unexercised
                     Underlying Unexercised Options In-The-Money Options (4) Exercisable Unexercisable Exercisable Unexercisable
                     ----------   ------------        -----------   ------------
Daniels S. Tamkin      6,167         4,667             $  813         $1,689
Joseph Vitale          9,942         7,183              4,538          2,869
John A. Poserina       6,500         7,667              2,924          3,096

- - ------

(4) Net value, calculated as the difference between the exercise price and the market price reported for September 29, 2000.

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. During 2000, the Board of Directors approved a payment totaling $44,000 for participants of the non-union and union 401(k) plans and during 1999, approved payments totaling $28,000 for participants of these plans.

     Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

     On April 30, 1997, the Company and its shareholders adopted a nonqualified stock option plan ("1997 Plan"), which expires September 30, 2002, except as to options then outstanding under the 1997 Plan. Under the 1997 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 1997 Plan are to be reduced by options outstanding under a 1990 nonqualified stock option plan (replaced by the 1997 Plan). Effective September 30, 1998, all outstanding employee stock options were reset to an exercise price of $1.00 per share.

     The Company currently has issued and outstanding options to purchase 204,858 shares of its Common Stock, at various exercise prices ranging between $1.00 and $1.125 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     Daniel S. Tamkin, Chairman, Chief Executive Officer and General Counsel of Firetector, is also an officer of a company controlled by a Director of Mirtronics, Firetector's largest stockholder. Mr. Schnurbach, a Director of the Company, is a Director of Mirtronics.

                                 PROPOSAL NO. 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Firetector selected Marcum & Kliegman, LLP as auditors for the fiscal year ending September 30, 2001, subject to stockholder approval by ratification. Marcum & Kliegman has been since fiscal 2000, the independent auditors for Firetector. A representative of Marcum & Kliegman is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Firetector may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Firetector and its stockholders. No such change is anticipated.

     The Board of Directors of Firetector recommends a vote FOR the ratification of Marcum & Kliegman, LLP for the fiscal year ending September 30, 2001.


                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Firetector knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2002 Annual Meeting of Firetector Stockholders must be received by the close of business on November 8, 2001 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Firetector Inc., 209 Lafayette Drive, Syosset, NY 11791.